PREPAID EXPENSES AND OTHER CURRENT ASSETS - Schedule of Prepaid Expenses And Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Receivable from a third party asset management company	¥ 933,947		¥ 0
Security deposits, net of credit loss	906,720		414,400
Others	80,880		61,581
Prepaid expenses and other current assets	¥ 1,921,547	$ 270,644	¥ 475,981